Exhibit 99.3 Galaxy Digital Inc. Historical Select Financial Data as of Q4 2025 The information contained in this supplement speaks only as of the particular date or dates included in the accompanying pages. Galaxy Digital Inc. (the "Company") does not undertake an obligation to, and disclaims any duty to, update any of the information provided. The information contained in this supplement contains certain financial and other information reproduced or derived from more comprehensive information contained in our periodic reports and other filings with the Securities and Exchange Commission ("SEC"). The information contained in this supplement is unaudited and is not intended as a substitute for, and should be read in the context of, the information contained in these other documents. In the event of any conflict, the information contained in our periodic reports and other filings with the SEC shall take precedence.

Throughout this document, totals may not sum due to rounding. In addition, some items may not agree to totals disclosed elsewhere due to rounding.

Consolidated Statements of Operations (Unaudited) Three Months Ended Year Ended ($ in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2025 December 31, 2024 December 31, 2023 Consolidated Revenues and gains / (losses) from operations Digital asset sales $ 10,237,278 $ 28,199,024 $ 8,564,980 $ 12,849,568 $ 15,648,238 $ 8,464,827 $ 8,785,677 $ 9,257,178 $ 59,850,850 $ 42,155,920 $ 51,488,120 Fees 25,516 104,546 16,992 11,517 27,816 20,722 26,528 28,128 158,571 103,194 50,811 Blockchain rewards 55,477 52,199 41,162 71,112 84,761 48,099 37,680 10,274 219,950 180,814 5,685 Proprietary mining 1,138 1,171 944 11,236 15,430 11,435 16,312 20,128 14,489 63,305 33,121 Revenues from contracts with customers 10,319,409 28,356,940 8,624,078 12,943,433 15,776,245 8,545,083 8,866,197 9,315,708 60,243,860 42,503,233 51,577,737 Blockchain rewards from non-customers 1,720 2,612 5,243 5,364 2,423 1,944 674 2,910 14,939 7,951 982 Lending 45,700 42,586 32,234 27,409 29,085 23,630 16,020 16,754 147,929 85,489 48,060 Revenues 10,366,829 28,402,138 8,661,555 12,976,206 15,807,753 8,570,657 8,882,891 9,335,372 60,406,728 42,596,673 51,626,779 Gains / (losses) from operations (142,806) 816,982 395,094 (120,331) 544,613 141,633 (18,180) 493,051 948,939 1,161,117 582,860 Revenues and gains / (losses) from operations 10,224,023 29,219,120 9,056,649 12,855,875 16,352,366 8,712,290 8,864,711 9,828,423 61,355,667 43,757,790 52,209,639 Operating Expenses Digital asset sales costs 10,217,606 28,186,476 8,546,795 12,839,085 15,630,870 8,454,159 8,769,445 9,247,968 59,789,962 42,102,442 51,441,223 Blockchain reward distributions 47,420 41,674 33,382 56,446 60,760 39,330 29,829 379 178,922 130,298 2,565 Borrowing costs 30,944 51,535 41,710 33,838 37,466 26,632 18,779 17,883 158,027 100,760 18,171 Mining and hosting costs 989 846 741 5,534 11,909 10,013 10,466 15,255 8,110 47,643 20,772 Other transaction expenses 9,146 12,246 7,312 12,107 9,790 6,001 6,317 6,606 40,811 28,714 11,352 Transaction expenses 10,306,105 28,292,777 8,629,940 12,947,010 15,750,795 8,536,135 8,834,836 9,288,091 60,175,832 42,409,856 51,494,083 Impairment of digital assets 316,093 197,702 127,477 112,429 140,981 108,466 56,947 25,525 753,701 331,920 98,340 Compensation and benefits 92,898 85,048 64,969 56,953 85,977 57,290 61,253 61,071 299,868 265,591 219,256 Notes interest expense 16,521 14,415 14,240 14,071 9,683 7,105 7,040 6,976 59,247 30,804 27,285 Depreciation and amortization 6,601 7,397 7,458 12,613 13,416 13,008 10,956 9,500 34,069 46,880 22,945 Other expenses 42,728 77,269 46,172 104,621 221,913 29,426 32,358 30,306 270,790 314,003 93,564 Total operating expenses 10,780,946 28,674,608 8,890,256 13,247,697 16,222,765 8,751,430 9,003,390 9,421,469 61,593,507 43,399,054 51,955,473 Notes payable - derivative — — (125,150) 89,606 (16,583) (2,858) (2,573) (9,713) (35,544) (31,727) (9,603) Other income / (expense), net 424 690 918 672 167 783 1,612 213 2,705 2,774 (135) Total other income / (expense) 424 690 (124,232) 90,278 (16,416) (2,075) (961) (9,500) (32,839) (28,953) (9,738) Net income / (loss) for the period, before taxes (556,499) 545,202 42,161 (301,544) 113,185 (41,215) (139,640) 397,454 (270,679) 329,783 244,428 Tax expense / (benefit) (74,833) 40,145 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 (29,330) (16,939) 15,914 Net income / (loss) for the period (481,666) 505,057 30,691 (295,432) 117,522 (33,330) (125,596) 388,127 (241,349) 346,722 228,514 Other comprehensive income (loss), net of tax Change in fair value of cash flow hedges (1,901) (2,605) — — — — — — (4,506) — — Other comprehensive income (loss) (1,901) (2,605) — — — — — — (4,506) — — Comprehensive income (loss) $ (483,567) $ 502,452 $ 30,691 $ (295,432) $ 117,522 $ (33,330) $ (125,596) $ 388,127 $ (245,855) $ 346,722 $ 228,514 Reconciliation to Adjusted EPS Net income (481,666) 505,057 30,691 (295,432) 117,522 (33,330) (125,596) 388,127 (241,349) 346,723 228,514 Less: Net income attribuable to noncontrolling interest (283,777) 296,589 16,191 (185,534) 74,123 (21,079) (80,226) 257,743 (156,486) 230,458 152,656 Net income attributable to common shareholders (197,889) 208,468 14,500 (109,898) 43,399 (12,251) (45,370) 130,384 (84,863) 116,265 75,858 Weighted average number of Class A Common Stock shares 190,273,074 174,709,471 143,103,474 127,863,254 126,382,071 125,360,919 122,305,203 109,230,850 159,201,378 120,847,366 105,677,379 Basic EPS $ (1.04) $ 1.19 $ 0.10 $ (0.86) $ 0.34 $ (0.10) $ (0.37) $ 1.19 $ (0.53) 0.96 0.72 Net Income used to calculate basic income (loss) per share) (197,889) 208,468 14,500 (109,898) 43,399 (12,251) (45,370) 130,384 (84,863) 116,265 75,858 Additional income (loss) to calculate diluted income (loss) per share1 (222,417) 14,688 16,191 0.00 81,292 (21,079) (80,226) 0.00 (136,994) 183,320 152,685

Net income (loss) used in the calculation of diluted income (loss) per share (420,306) 223,156 30,691 (109,898) 124,691 (33,330) (125,596) 130,384 (221,857) 299,585 228,543 Weighted average number of Class A Common Stock shares for the purposes of diluted income (loss) per share1 389,206,281 221,463,809 371,717,071 127,863,254 365,354,895 341,208,036 338,212,221 123,184,071 366,475,172 356,723,762 325,978,160 Diluted EPS $ (1.08) $ 1.01 $ 0.08 $ (0.86) $ 0.34 $ (0.10) $ (0.37) $ 1.06 $ (0.61) $ 0.84 $ 0.70 Net income used to calculate diluted EPS (420,306) 223,156 30,691 (109,898) 124,691 (33,330) (125,596) 130,384 (221,857) 299,585 228,543 Noncontrolling interest income, net of tax2 — 253,139 — (185,534) — — — 257,743 — — — Net income used to calculate adjusted income (loss) per share (420,306) 476,295 30,691 (295,432) 124,691 (33,330) (125,596) 388,127 (221,857) 299,585 228,543 Weighted average number of Class A Common Stock shares for the purposes of diluted income (loss) per share 389,206,281 221,463,809 371,717,071 127,863,254 365,354,895 341,208,036 338,212,221 123,184,071 366,475,172 356,723,762 325,978,160 Noncontrolling interest weighted average shares outstanding 0 202,646,202 — 215,862,343 — — — 215,928,474 — — — Weighted average number of Class A Common Stock shares for the purposes of Adjusted income (loss) per share 389,206,281 424,110,011 371,717,071 343,725,597 365,354,895 341,208,036 338,212,221 339,112,545 366,475,172 356,723,762 325,978,160 Adjusted income (loss) per share $ (1.08) $ 1.12 $ 0.08 $ (0.86) $ 0.34 $ (0.10) $ (0.37) $ 1.14 $ (0.61) $ 0.84 $ 0.70 Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations 10,224,023 29,219,120 9,056,649 12,855,875 16,352,366 8,712,290 8,864,711 9,828,423 61,355,667 43,757,790 52,209,639 Less: Impairment of digital assets 316,093 197,702 127,477 112,429 140,981 108,466 56,947 25,525 753,701 331,920 98,340 Less: transaction expenses 10,306,105 28,292,777 8,629,940 12,947,010 15,750,795 8,536,135 8,834,836 9,288,091 60,175,832 42,409,856 51,494,083 Adjusted gross profit (398,175) 728,641 299,232 (203,564) 460,590 67,689 (27,072) 514,807 426,134 1,016,014 617,216 Reconciliation to Non-GAAP Adjusted EBITDA Net income $ (481,666) $ 505,057 $ 30,691 $ (295,432) $ 117,522 $ (33,330) $ (125,596) $ 388,127 $ (241,349) $ 346,722 $ 228,514 Equity based compensation and related expense 14,665 22,057 18,783 10,014 24,242 17,713 23,257 20,532 65,519 85,744 86,174 Notes interest and other expense 16,521 14,415 12,042 16,269 11,770 9,107 8,863 8,593 59,247 38,333 32,113 Taxes (74,833) 40,145 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 (29,330) (16,939) 15,914 Depreciation and amortization expense 6,601 7,397 7,458 12,613 13,416 13,008 10,956 9,500 34,069 46,880 22,946 Settlement expense 1,589 1,810 1,557 3,977 182,462 — — — 8,933 182,462 — Unrealized (gain) / loss on notes payable - derivative — — 125,150 (89,606) 16,582 2,859 2,573 9,713 35,544 31,727 9,603 Mining related impairment loss / loss on disposal — 38,027 15 57,014 — — — 95,056 — 1,682 Other (income) / expense, net (424) (691) (918) (672) (167) (781) (1,612) (213) (2,705) (2,773) 183 Reorganization and domestication costs — 1,401 4,867 2,419 680 1,227 759 578 8,687 3,244 3,742 Adjusted EBITDA (517,547) 629,618 211,115 (289,515) 362,170 1,918 (94,844) 446,157 33,671 715,400 400,871 Note: Certain fee revenue were previously included in other income prior to 4Q 2025. Historical amounts have been updated to conform with current presentation 1 Difference between net income (loss) and share count used to calculate basic EPS and net income (loss) and share count used to calculate diluted EPS relates to additional income (loss) as well as incremental number of shares attributed to, share-based compensation, noncontrolling interest, and convertible notes if dilutive. 2 In periods prior to the redomiciliation of Galaxy Digital Holdings LP, the noncontrolling interest income is assumed to have no incremental tax impact on the earnings per share.

Statements of Operations by Segment (Unaudited) Three Months Ended Year Ended ($ in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2025 December 31, 2024 December 31, 2023 Digital Assets Revenues and gains / (losses) from operations Digital asset sales $ 10,237,278 $ 28,199,024 $ 8,564,980 $ 12,849,568 $ 15,648,238 $ 8,464,827 $ 8,785,677 $ 9,257,178 $ 59,850,850 $ 42,155,920 $ 51,488,120 Fees 27,177 106,483 19,087 14,580 21,974 14,527 19,607 18,854 167,327 74,962 29,240 Blockchain rewards 56,967 56,918 42,550 80,700 80,941 53,590 37,142 8,251 237,135 179,924 3,230 Proprietary mining — — — — — — — — — — — Revenues from contracts with customers 10,321,422 28,362,425 8,626,617 12,944,848 15,751,153 8,532,944 8,842,426 9,284,283 60,255,312 42,410,806 51,520,590 Blockchain rewards from non-customers 1,720 2,350 1,205 1,055 1,308 960 674 2,910 6,330 5,852 982 Lending 36,931 33,236 27,923 25,626 27,251 21,905 15,873 15,376 123,716 80,405 43,919 Revenues 10,360,073 28,398,011 8,655,745 12,971,529 15,779,712 8,555,809 8,858,973 9,302,569 60,385,358 42,497,063 51,565,491 Gains / (losses) from operations 307,947 408,121 55,470 92,370 108,297 71,158 (3,073) 66,958 863,908 243,340 87,907 Revenues and gains / (losses) from operations 10,668,020 28,806,132 8,711,215 13,063,899 15,888,009 8,626,967 8,855,900 9,369,527 61,249,266 42,740,403 51,653,398 Operating Expenses Digital asset sales costs 10,217,606 28,186,476 8,546,795 12,839,085 15,630,870 8,454,159 8,769,445 9,247,968 59,789,962 42,102,441 51,441,223 Blockchain reward distributions 49,332 46,872 38,321 67,766 63,448 44,590 33,099 5,594 202,291 146,731 3,069 Borrowing costs 27,966 47,771 6,437 5,789 13,933 5,762 1,948 4,009 87,963 25,652 8,825 Mining and hosting costs — — — — — — — — — — — Other transaction expenses 5,877 9,389 4,925 8,220 6,755 5,241 5,612 5,620 28,411 23,228 8,473 Transaction expenses 10,300,781 28,290,508 8,596,478 12,920,860 15,715,006 8,509,752 8,810,104 9,263,191 60,108,627 42,298,052 51,461,590 Impairment of digital assets 316,093 197,702 43,307 78,308 72,049 47,931 10,333 8,934 635,410 139,247 47,791 Compensation and benefits 67,656 57,945 45,347 38,826 47,250 41,026 45,374 42,275 209,774 175,925 148,909 Notes interest expense 0 — — — — — — — — — — Depreciation and amortization 3,679 3,812 3,560 3,555 3,389 3,568 3,182 1,307 14,606 11,446 4,344 Other expenses 21,631 21,778 25,058 18,821 20,908 15,835 17,932 14,050 87,288 68,725 44,854 Total operating expenses 10,709,840 28,571,745 8,713,750 13,060,370 15,858,602 8,618,112 8,886,925 9,329,757 61,055,705 42,693,395 51,707,488 Notes payable - derivative — — — — — — — — — — — Other income / (expense), net 319 6 — — — — — — 325 — — Total other income / (expense) 319 6 — — — — — — 325 — — Net income / (loss) for the period, before taxes (41,501) 234,393 (2,535) 3,529 29,407 8,855 (31,025) 39,770 193,886 47,008 (54,090) Tax expense / (benefit) — — — — — — — — — — — Net income / (loss) for the period $ (41,501) $ 234,393 $ (2,535) $ 3,529 $ 29,407 $ 8,855 $ (31,025) $ 39,770 $ 193,886 $ 47,008 $ (54,090) Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations 10,668,020 28,806,132 8,711,215 13,063,899 15,888,009 8,626,967 8,855,900 9,369,527 61,249,266 42,740,403 51,653,398 Less: impairment of digital assets 316,093 197,702 43,307 78,308 72,049 47,931 10,333 8,934 635,410 139,247 47,791 Less: transaction expenses 10,300,781 28,290,508 8,596,478 12,920,860 15,715,006 8,509,752 8,810,104 9,263,191 60,108,627 42,298,052 51,461,590 Adjusted gross profit 51,146 317,922 71,430 64,731 100,954 69,284 35,463 97,402 505,229 303,104 144,017 Reconciliation to Non-GAAP Adjusted EBITDA Net income (41,501) 234,393 (2,535) 3,529 29,407 8,855 (31,025) 39,770 193,886 47,008 (54,090) Equity based compensation and related expense 8,827 11,989 11,826 5,942 12,947 11,128 17,128 13,620 38,584 54,823 51,716 Notes interest and other expense — — — — — — — — — — — Taxes — — — — — — — — — — — Depreciation and amortization expense 3,679 3,812 3,560 3,555 3,389 3,568 3,182 1,307 14,606 11,446 4,344 Settlement expense — — — — — — — — — — — Unrealized (gain) / loss on notes payable - derivative — — — — — — — — — — — Mining related impairment loss / loss on disposal — — — — — — — — — — —

Other (income) / expense, net (319) (6) — — — — — — (325) — 48 Reorganization and domestication costs — — — — — — — — — — — Adjusted EBITDA (29,314) 250,188 12,851 13,026 45,743 23,551 (10,715) 54,697 246,751 113,277 2,018 Note: Certain fee revenue were previously included in other income prior to 4Q 2025. Historical amounts have been updated to conform with current presentation Key Performance Metrics Global Markets Loan book size (average) 1,794,825 1,768,400 1,107,328 874,028 861,201 668,144 536,611 493,636 1,386,145 639,898 371,994 Total trading counterparties 1,620 1,532 1,445 1,381 1,328 1,280 1,212 1,161 1,620 1,328 1,052 Asset Management & Infrastructure Solutions Assets on Platform ETFs 2,838,508 3,902,542 3,326,798 2,598,011 3,482,253 2,589,448 2,392,210 2,729,560 2,838,508 3,482,253 1,588,611 Alternatives 3,582,471 4,812,564 2,404,948 2,079,150 2,182,916 2,046,078 2,111,247 5,088,712 3,582,471 2,182,916 3,584,341 Assets under stake 4,976,299 6,609,542 3,149,855 2,342,666 4,235,442 3,393,629 2,144,218 486,201 4,976,299 4,235,442 243,418

Statements of Operations by Segment (Unaudited) Three Months Ended Year Ended ($ in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2025 December 31, 2024 December 31, 2023 Data Centers Revenues and gains / (losses) from operations Digital asset sales — — — — — — — — — — — Fees — — — — — — — — — — — Blockchain rewards — — — — — — — — — — — Proprietary mining — — — — — — — — — — — Revenues from contracts with customers — — — — — — — — — — — Blockchain rewards from non-customers — — — — — — — — — Lending 5,771 2,662 — — — — 8,433 — — Revenues 5,771 2,662 — — — — — — 8,433 — — Gains / (losses) from operations (1,186) — — — — — — — (1,186) — — Revenues and gains / (losses) from operations 4,585 2,662 — — — — — — 7,247 — — Operating Expenses Digital asset sales costs — — — — — — — — — — — Blockchain reward distributions — — — — — — — — — — — Borrowing costs — — — — — — — — — — — Mining and hosting costs — — — — — — — — — — — Other transaction expenses — — — — — — — — — — — Transaction expenses — — — — — — — — — — — Impairment of digital assets — — — — — — — — — — — Compensation and benefits 3,573 218 — 1,263 — — — — 5,054 — — Notes interest expense — — — — — — — — — — — Depreciation and amortization — — — 1,251 2,148 1,875 1,800 1,674 1,251 7,497 5,548 Other expenses 1,225 430 — 385 — — — — 2,040 — — Total operating expenses 4,798 648 — 2,899 2,148 1,875 1,800 1,674 8,345 7,497 5,548 Notes payable - derivative — — — — — — — — — — — Other income / (expense), net (90) 90 — — — — — — — — — Total other income / (expense) (90) 90 — — — — — — — — — Net income / (loss) for the period, before taxes (303) 2,104 — (2,899) (2,148) (1,875) (1,800) (1,674) (1,098) (7,497) (5,548) Tax expense / (benefit) — — — — — — — — — — — Net income / (loss) for the period $ (303) $ 2,104 — $ (2,899) $ (2,148) $ (1,875) $ (1,800) $ (1,674) $ (1,098) $ (7,497) $ (5,548) Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations 4,585 2,662 — — — — — — 7,247 — — Less: digital asset impairment — — — — — — — — — — — Less: transaction expenses — — — — — — — — — — — Adjusted gross profit 4,585 2,662 — — — — — — 7,247 — — Reconciliation to Non-GAAP Adjusted EBITDA Net income (303) 2,104 — (2,899) (2,148) (1,875) (1,800) (1,674) (1,098) (7,497) (5,548) Equity based compensation and related expense 464 1,645 — 471 — — — — 2,580 — — Notes interest and other expense — — — — — — — — — — — Taxes — — — — — — — — — — — Depreciation and amortization expense — — — 1,251 2,148 1,875 1,800 1,674 1,251 7,497 5,548 Settlement expense — — — — — — — — — — — Unrealized (gain) / loss on notes payable - derivative — — — — — — — — — — — Mining related impairment loss / loss on disposal — — — — — — — — — — — Other (income) / expense, net 90 (90) — — — — — — — — — Reorganization and domestication costs — — — — — — — — — — — Adjusted EBITDA 251 3,659 — (1,177) — — — — 2,733 — —

Statements of Operations by Segment (Unaudited) Three Months Ended Year Ended ($ in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2025 December 31, 2024 December 31, 2023 Treasury and Corporate Revenues and gains / (losses) from operations Digital asset sales — — — — — — — — — — — Fees (1,661) (1,937) (2,095) (3,063) 5,842 6,195 6,921 9,274 (8,756) 28,232 21,571 Blockchain rewards (1,490) (4,719) (1,388) (9,588) 3,820 (5,491) 538 2,023 (17,185) 890 2,455 Proprietary mining 1,138 1,171 944 11,236 15,430 11,435 16,312 20,128 14,489 63,305 33,121 Revenues from contracts with customers (2,013) (5,485) (2,539) (1,415) 25,092 12,139 23,771 31,425 (11,452) 92,427 57,147 Blockchain rewards from non-customers — 262 4,038 4,309 1,115 984 — — 8,609 2,099 — Lending 2,998 6,688 4,311 1,783 1,834 1,725 147 1,378 15,780 5,084 4,141 Revenues 985 1,465 5,810 4,677 28,041 14,848 23,918 32,803 12,937 99,610 61,288 Gains / (losses) from operations (449,567) 408,861 339,624 (212,701) 436,316 70,475 (15,107) 426,093 86,217 917,777 494,953 Revenues and gains / (losses) from operations (448,582) 410,326 345,434 (208,024) 464,357 85,323 8,811 458,896 99,154 1,017,387 556,241 Operating Expenses Digital asset sales costs — — — — — — — — — — — Blockchain reward distributions (1,912) (5,198) (4,939) (11,320) (2,688) (5,260) (3,270) (5,215) (23,369) (16,433) (504) Borrowing costs 2,978 3,764 35,273 28,049 23,533 20,870 16,831 13,874 70,064 75,108 9,346 Mining and hosting costs 989 846 741 5,534 11,909 10,013 10,466 15,255 8,110 47,643 20,772 Other transaction expenses 3,269 2,857 2,387 3,887 3,035 760 705 986 12,400 5,486 2,879 Transaction expenses 5,324 2,269 33,462 26,150 35,789 26,383 24,732 24,900 67,205 111,804 32,493 Impairment of digital assets — — 84,170 34,121 68,932 60,535 46,614 16,591 118,291 192,673 50,549 Compensation and benefits 21,669 26,885 19,622 16,864 38,727 16,264 15,879 18,796 85,040 89,666 70,347 Notes interest expense 16,521 14,415 14,240 14,071 9,683 7,105 7,040 6,976 59,247 30,804 27,285 Depreciation and amortization 2,922 3,585 3,898 7,807 7,879 7,565 5,974 6,519 18,212 27,937 13,053 Other expenses 19,872 55,061 21,114 85,415 201,005 13,591 14,426 16,256 181,462 245,278 48,710 Total operating expenses 66,308 102,215 176,506 184,428 362,015 131,443 114,665 90,038 529,457 698,162 242,437 Notes payable - derivative — — (125,150) 89,606 (16,583) (2,858) (2,573) (9,713) (35,544) (31,727) (9,603) Other income / (expense), net 195 595 918 672 166 783 1,612 213 2,380 2,774 (135) Total other income / (expense) 195 595 (124,232) 90,278 (16,417) (2,075) (961) (9,500) (33,164) (28,953) (9,738) Net income / (loss) for the period, before taxes (514,695) 308,706 44,696 (302,174) 85,925 (48,195) (106,815) 359,358 (463,467) 290,272 304,066 Tax expense / (benefit) (74,833) 40,145 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 (29,330) (16,939) 15,914 Net income / (loss) for the period $ (439,862) $ 268,561 $ 33,226 $ (296,062) $ 90,263 $ (40,310) $ (92,771) $ 350,031 $ (434,137) $ 307,211 $ 288,152 Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations (448,582) 410,326 345,434 (208,024) 464,357 85,323 8,811 458,896 99,154 1,017,387 556,241 Less: digital asset impairment — — 84,170 34,121 68,932 60,535 46,614 16,591 118,291 192,673 50,549 Less: transaction expenses 5,324 2,269 33,462 26,150 35,789 26,383 24,732 24,900 67,205 111,804 32,493 Adjusted gross profit (453,906) 408,057 227,802 (268,295) 359,636 (1,595) (62,535) 417,405 (86,342) 712,910 473,199 Reconciliation to Non-GAAP Adjusted EBITDA Net income (439,862) 268,561 33,226 (296,062) 90,263 (40,310) (92,771) 350,031 (434,137) 307,211 288,152 Equity based compensation and related expense 5,374 8,423 6,957 3,601 11,295 6,585 6,129 6,912 24,355 30,921 34,458 Notes interest and other expense 16,521 14,415 12,042 16,269 11,770 9,107 8,863 8,593 59,247 38,333 32,113 Taxes (74,833) 40,145 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 (29,330) (16,939) 15,914 Depreciation and amortization expense 2,922 3,585 3,898 7,807 7,879 7,565 5,974 6,519 18,212 27,937 13,054 Settlement expense 1,589 1,810 1,557 3,977 182,462 — — — 8,933 182,462 — Unrealized (gain) / loss on notes payable - derivative — — 125,150 (89,606) 16,583 2,858 2,573 9,713 35,544 31,727 9,603 Mining related impairment loss / loss on disposal — 38,027 15 57,014 — — — — 95,056 0 1,682 Other (income) / expense, net (195) (595) (918) (672) (167) (781) (1,612) (213) (2,380) (2,773) 135

Reorganization and domestication costs — 1,401 4,867 2,419 680 1,227 759 578 8,687 3,244 3,742 Adjusted EBITDA (488,484) 375,772 198,264 (301,364) 316,428 (21,634) (84,129) 391,460 (215,813) 602,123 398,853

Treasury & Corporate Net Digital Asset and Investment Exposure, Excluding Derivatives (Unaudited) Period Ended ($ in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net Digital Asset Exposure Bitcoin $ 576,562 $ 545,854 $ 762,863 $ 664,055 $ 707,737 $ 824,379 $ 707,752 $ 737,176 $ 505,243 Ether 123,968 257,624 151,882 152,181 249,527 176,190 188,404 251,812 214,449 SOL 87,878 251,127 87,364 64,312 118,319 90,248 124,909 129,446 — Other token exposure 131,661 249,703 161,478 31,352 161,159 199,329 166,989 213,112 148,494 Net Digital Asset Exposure 920,069 1,304,308 1,163,587 911,900 1,236,743 1,290,146 1,188,053 1,331,547 868,185 Venture and Fund Investments 616,924 646,395 636,040 605,208 542,713 484,194 495,171 475,057 458,199 Other Liquid Investments 140,990 190,715 70,877 53,444 68,481 14,592 10,228 11,428 15,310 Investment Exposure 757,914 837,110 706,917 658,652 611,194 498,786 505,399 486,485 473,509 Total Treasury & Corporate Net Digital Asset and Investment Exposure $ 1,677,983 $ 2,141,418 $ 1,870,504 $ 1,570,552 $ 1,847,937 $ 1,788,932 $ 1,693,452 $ 1,818,032 $ 1,341,694

Consolidated Statements of Financial Position (Unaudited) ($ in thousands) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Assets Current assets Cash and cash equivalents $ 1,246,240 $ 1,137,426 $ 691,331 $ 509,438 $ 462,103 $ 271,977 $ 314,033 $ 247,232 $ 316,610 $ 295,001 $ 301,625 $ 399,943 $ 542,101 $ 1,038,176 $ 1,073,854 $ 934,177 Digital intangible assets 3,526,216 3,785,085 3,186,098 2,123,860 2,547,581 2,367,770 1,851,966 1,853,704 972,429 821,069 834,149 693,645 362,383 654,036 593,602 1,679,217 Digital financial assets 988,621 322,949 369,649 514,479 359,665 103,447 83,125 102,744 74,386 131,824 275,194 141,363 199,632 191,292 251,540 362,220 Digital assets loan receivable, net of allowance 1,070,029 1,299,669 894,876 280,095 579,530 305,276 177,230 95,218 104,504 80,442 47,099 45,143 49,971 110,349 69,894 172,849 Assets posted as collateral 199,983 714,869 718,649 506,634 277,147 227,050 203,942 173,390 318,195 123,499 8,783 94,886 25,138 95,140 82,786 131,623 Investments 709,069 853,848 748,290 545,754 834,812 594,564 508,380 578,975 — — 17,878 — — — — — Derivative assets 83,807 152,579 134,907 128,353 207,653 141,961 153,470 341,336 173,209 45,442 69,083 92,209 18,763 23,909 29,718 45,744 Accounts receivable 34,012 71,953 41,393 28,864 55,279 30,309 82,646 169,739 60,929 54,535 65,146 41,794 30,874 41,057 86,591 137,570 Digital assets receivable 3,778 4,586 2,668 17,674 53,608 43,118 44,576 24,132 14,686 7,528 9,620 20,296 12,423 21,012 17,287 50,355 Loans receivable 554,449 635,371 529,021 407,966 476,620 398,510 404,991 402,722 377,105 247,276 316,647 188,976 62,611 76,028 131,045 303,534 Prepaid expenses and other assets 99,734 78,851 39,898 29,884 26,892 31,452 26,643 34,724 36,924 54,285 33,305 31,438 33,870 52,272 63,075 34,228 Total current assets 8,515,938 9,057,186 7,356,780 5,093,001 5,880,890 4,515,434 3,851,002 4,023,916 2,448,977 1,860,901 1,978,529 1,749,693 1,337,766 2,303,271 2,399,392 3,851,517 Non-current assets Digital intangible assets 26,824 56,500 3,014 15,030 20,979 56,789 22,372 52,859 41,356 0 0 0 0 0 0 0 Digital assets receivable 4,719 16,846 3,397 1,996 7,112 7,015 3,854 18,065 6,174 3,537 4,378 7,403 5,154 11,172 6,072 35,737 Digital assets loan receivable, non-current 8,900 0.00 0.00 0.00 0.00 18,376 12,881 0 0 0 0 0 0 0 0 0 Investments 1,023,236 1,252,354 863,653 736,060 808,694 704,542 800,315 822,412 735,103 586,513 589,878 683,680 588,558 743,156 725,422 1,008,759 Loans receivable, non-current 2,553 7,300 6,675 56,800 0 0 0 0 10,259 113,792 18,698 100,150 100,977 0 0 0 Property and equipment, net 1,423,113 874,059 596,120 262,216 237,038 220,303 225,290 227,193 213,348 212,419 205,638 192,940 188,019 140,619 149,072 94,736 Other non-current assets 276,275 195,812 194,078 113,052 107,105 115,083 108,518 93,411 94,806 106,210 101,177 100,472 75,755 39,563 49,847 41,553 Goodwill 66,523 62,659 62,234 58,037 58,037 49,450 44,257 44,257 44,257 44,257 44,257 45,278 24,645 24,645 24,645 24,645 Total non-current assets 2,832,143 2,465,530 1,729,171 1,243,191 1,238,965 1,171,558 1,217,487 1,258,197 1,145,303 1,066,728 964,026 1,129,923 983,108 959,155 955,058 1,205,430 Total Assets $ 11,348,081 $ 11,522,716 $ 9,085,951 $ 6,336,192 $ 7,119,855 $ 5,686,992 $ 5,068,489 $ 5,282,113 $ 3,594,280 $ 2,927,629 $ 2,942,555 $ 2,879,616 $ 2,320,874 $ 3,262,426 $ 3,354,450 $ 5,056,947 Liabilities and Equity Current liabilities Derivative liabilities 40,482 67,400 86,364 89,702 165,858 112,136 118,770 395,835 160,642 39,737 47,371 81,325 16,568 19,334 41,854 31,654 Accounts payable and accrued liabilities 277,663 421,355 226,080 270,468 281,531 196,855 193,841 192,441 140,376 132,877 118,492 113,052 120,955 119,823 133,891 110,213 Digital assets borrowed 2,361,161 3,055,182 2,836,370 1,760,455 1,497,609 1,163,768 950,178 975,582 398,277 272,239 355,092 308,338 170,566 501,119 425,108 864,525 Payable to customers 85,808 87,249 16,324 19,288 19,520 96,864 94,816 80,740 3,442 3,446 11,905 13,876 9,591 22,771 142,936 138,119 Loans payable 52,626 316,916 348,214 345,249 510,718 248,818 211,384 275,415 93,069 51,565 1,546 3,058 0 112,528 105,783 129,236 Collateral payable 1,980,171 2,547,179 1,869,501 943,513 1,399,655 1,154,471 811,656 684,838 581,362 520,618 440,184 349,976 131,506 206,187 189,615 755,315 Notes payable - current 428,545 Other current liabilities 85,062 235,161 88,613 73,358 13,034 166,879 116,973 116,014 40,936 50,579 7,468 11,148 8,090 19,372 37,988 81,295 Total current liabilities 5,311,518 6,730,442 5,471,466 3,502,033 3,887,925 3,139,791 2,497,618 2,720,865 1,418,104 1,071,061 982,058,000 880,773 457,276 1,001,134 1,077,175 2,110,357 Non-current Liabilities Notes payable 2,432,510 1,150,287 725,571 763,798 845,186 434,306 427,679 421,405 408,053 395,896 393,465 389,213 384,515 425,629 424,842 472,361 Digital assets borrowed, non-current 56,107 9,580 8,564 6,603 0 0 0 0 0 0 0 0 0 0 0 0 Other non-current liabilities 513,169 460,088 256,132 162,114 192,392 60,796 68,555 59,794 56,952 53,157 59,430 63,975 62,889 32,517 27,668 19,785 Total non-current liabilities 3,001,786 1,619,955 990,267 932,515 1,037,578 495,102 496,234 481,199 465,005 449,053 452,895 453,188 447,404 458,146 452,510 492,146 Total Liabilities 8,313,304 8,350,397 6,461,733 4,434,548 4,925,503 3,634,893 2,993,852 3,202,064 1,883,109 1,520,114 1,434,953 1,333,961 904,680 1,459,280 1,529,685 2,602,503 Equity Unit holders capital 1,924,864 1,762,366 1,506,321 1,901,644 2,194,352 2,052,099 2,074,637 2,080,049 1,711,171 1,407,515 1,507,602 1,545,655 1,416,194 1,746,494 1,774,695 2,306,684 Non-controlling interest 1,109,913 1,409,953 1,117,897 0 0 0 0 0 0 0 0 0 0 56,652 50,070 147,760 Total Equity 3,034,777 3,172,319 2,624,218 1,901,644 2,194,352 2,052,099 2,074,637 2,080,049 1,711,171 1,407,515 1,507,602 1,545,655 1,416,194 1,803,146 1,824,765 2,454,444 Total Liabilities and Equity $ 11,348,081 $ 11,522,716 $ 9,085,951 $ 6,336,192 $ 7,119,855 $ 5,686,992 $ 5,068,489 $ 5,282,113 $ 3,594,280 $ 2,927,629 $ 2,942,555 $ 2,879,616 $ 2,320,874 $ 3,262,426 $ 3,354,450 $ 5,056,947

Statements of Financial Position by Segment (Unaudited) ($ in thousands) December 31, 2025 Septmeber 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Digital Assets Total assets 7,339,673 8,442,765 3,575,486 3,169,254 3,723,814 2,751,744 2,514,739 2,877,544 1,978,031 Total liabilities 6,238,722 7,176,351 3,037,783 2,691,823 3,163,499 2,336,957 2,135,670 2,444,245 1,679,765 Data Centers Total assets 1,863,911 1,414,863 771,907 264,600 199,694 191,909 196,061 157,602 114,529 Total liabilities 1,098,739 660,573 33,144 0.00 0.00 0.00 0.00 0.00 0.00 Treasury and Corporate Total assets 2,144,497 1,665,088 4,738,558 2,902,338 3,196,347 2,743,339 2,357,688 2,246,967 1,501,720 Total liabilities 975,843 513,473 3,390,806 1,742,725 1,762,004 1,297,936 858,182 757,819 203,344 Consolidated Total assets 11,348,081 11,522,716 9,085,951 6,336,192 7,119,855 5,686,992 5,068,488 5,282,113 3,594,280 Total liabilities 8,313,304 8,350,397 6,461,733 4,434,548 4,925,503 3,634,893 2,993,852 3,202,064 1,883,109